UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2020
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AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)
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Commission File Number: 1-6671

Delaware			23-3079390
(State or other jurisdiction of			(I.R.S. Employer
incorporation or organization)			Identification No.)

1300 Morris Drive	Chesterbrook,	PA	19087-5594
(Address of principal executive offices)			(Zip Code)
(610) 727-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	ABC	New York Stock Exchange	(NYSE)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 13, 2020, the Board of Directors of AmerisourceBergen Corporation (the “Company”) amended and restated the Company’s bylaws (as amended and restated, the “Amended and Restated Bylaws”), effective immediately, to, among other things, revise (i) Sections 2.01 and 2.02 to specifically permit the Company to hold virtual or hybrid meetings of its stockholders, (ii) Sections 2.03, 2.08 and 8.05 to update the stockholder notice procedures, including for purposes of providing notice by electronic mail, consistent with Section 232 of the General Corporation Law of the State of Delaware, (iii) Sections 2.04 and 2.06 to permit the chairman of a meeting of stockholders to adjourn such meeting, whether or not a quorum is present and to specify who shall serve as chairman of a meeting of stockholders if the Chairman of the Board is unavailable, (iv) Sections 3.07, 3.09, 4.03, and 8.05 to update the Board notice provisions, including to clarify the procedures to provide notice to directors using electronic mail, (v) Section 4.10 to clarify the events that may result in the formation of the Emergency Management Committee (as provided in the Amended and Restated Bylaws), including, but not limited to, epidemics or pandemics, and (vi) Section 8.06 to provide that the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933, as amended, unless the Company consents in writing to the selection of an alternative forum.

The foregoing summary is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Bylaws of AmerisourceBergen Corporation (amended and restated as of August 13, 2020).

104	Cover Page Interactive Data File (formatted as inline XBRL)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date:	August 18, 2020	By:	/s/ John G. Chou
		Name:	John G. Chou
		Title:	Executive Vice President & Chief Legal Officer